UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  December 27, 2004

GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of October 1, 2004 providing for the issuance of GSR Mortgage Loan Trust 2004-13F Mortgage Pass-Through Certificates Series 2004-13F)

                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-117485-10             13-6357101
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This  current  report  on Form  8-K  relates  to the  monthly  distribution reported to the holders of GSR Mortgage Loan Trust 2004-13F Mortgage Pass-Through Certificates, Series 2004-13F pursuant to the terms of the Master Servicing and Trust Agreement, dated as of October 1, 2004 among GS Mortgage Securities Corp., as depositor, Chase Manhattan Mortgage Corporation, as master servicer, JPMorgan Chase Bank, as securities administrator and custodian, and Wachovia Bank, National Association, as trustee.

 On December 27, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 9.1   Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 27, 2004 is filed as
               Exhibit 99.1 hereto.

GSR Mortgage Loan Trust 2004-13F
Mortgage Pass-Through Certificates, Series 2004-13F
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      JPMORGAN CHASE BANK, N.A., not in its individual capacity but solely as Securities Administrator and Custodian under the Agreement referred to herein


Date: January 5, 2004     By: /s/  Annette Marsula
                               --------------------------------------------
                               Annette Marsula
                               Vice President

                               EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         December 27, 2004

Exhibit 99.1
Monthly Certificateholder Statement on December 27, 2004


                      GSR Mortgage Loan Trust Series 2004-13F
                         Statement To Certificateholders
                                  December 27, 2004

----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
              Original      Beginning                                                                                    Ending
                Face        Principal                                                         Realized      Deferred     Principal
Class          Value        Balance            Principal          Interest          Total     Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
IA1      16,518,000.00     16,518,000.00       31,860.03      75,707.50       107,567.53       0.00           0.00    16,486,139.97
IIA1    100,000,000.00    100,000,000.00    1,760,398.31     354,166.67     2,114,564.98       0.00           0.00    98,239,601.69
IIA3     29,863,000.00     29,863,000.00    1,846,347.48           0.00     1,846,347.48       0.00     149,315.00    28,165,967.52
IIIA1    65,000,000.00     65,000,000.00    1,143,168.62     216,666.67     1,359,835.29       0.00           0.00    63,856,831.38
IIIA3    19,677,000.00     19,677,000.00      829,435.51           0.00       829,435.51       0.00      98,385.00    18,945,949.49
IVA1     97,379,000.00     97,379,000.00    2,845,207.22     179,339.66     3,024,546.88       0.00           0.00    94,533,792.78
AP           40,902.33         40,902.33           45.19           0.00            45.19       0.00           0.00        40,857.14
B1        4,359,000.00      4,359,000.00        5,251.83      23,857.18        29,109.01       0.00           0.00     4,353,748.17
B2        1,006,000.00      1,006,000.00        1,212.05       5,505.92         6,717.97       0.00           0.00     1,004,787.95
B3          502,000.00        502,000.00          604.82       2,747.49         3,352.31       0.00           0.00       501,395.18
B4          336,000.00        336,000.00          404.82       1,838.96         2,243.78       0.00           0.00       335,595.18
B5          167,000.00        167,000.00          201.21         914.01         1,115.22       0.00           0.00       166,798.79
B6          335,918.05        335,918.05          404.72       1,838.51         2,243.23       0.00           0.00       335,513.33
R                 0.00              0.00            0.00           0.00             0.00       0.00           0.00             0.00
TOTALS  335,183,820.38    335,183,820.38    8,464,541.81     862,582.57     9,327,124.38       0.00     247,700.00   326,966,978.57
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
            Original        Beginning                                                                                  Ending
             Face           Notional                                                       Realized      Deferred     Notional
Class        Value          Balance          Principal      Interest       Total            Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
IIA2       29,166,666.67    29,166,666.67       0.00        145,833.33    145,833.33         0.00        0.00        28,653,217.16
IIIA2      21,666,666.67    21,666,666.67       0.00        108,333.33    108,333.33         0.00        0.00        21,285,610.46
IVA2       97,379,000.00    97,379,000.00       0.00        469,853.67    469,853.67         0.00        0.00        94,533,792.78
AX            249,347.92       249,347.92       0.00          1,766.21      1,766.21         0.00        0.00           248,760.80
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Current
                         Beginning                                                        Ending             Class      Pass-thru
Class     CUSIP         Principal          Principal       Interest       Total          Principal                      Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
IA1     36242DLQ4       998.07119324        1.28178533    4.57449267       5.85627800     996.78940792      IA1        5.500000 %
IIA1    36242DLR2       982.39601690       17.42710620    3.47931920      20.90642540     964.96891070     IIA1        4.250000 %
IIA3    36242DLT8       943.17273951      143.14688511    0.00000000     143.14688511     804.74171818     IIA3        6.000000 %
IIIA1   36242DLU5       982.41279046       17.40638938    3.27470923      20.68109862     965.00640108     IIIA1       4.000000 %
IIIA3   36242DLW1       962.84746100      119.03176958    0.00000000     119.03176958     848.62992885     IIIA3       6.000000 %
IVA1    36242DLX9       970.78212736       42.94808254    2.00628308      44.95436562     927.83404481     IVA1        2.480000 %
AP      36242DMA8       998.89517296        1.11093916    0.00000000       1.11093916     997.78423381      AP         0.000000 %
B1      36242DMB6       998.79517550        1.21733425    5.46643496       6.68376921     997.57784125      B1         6.567635 %
B2      36242DMC4       998.79517893        1.21733598    5.46643141       6.68376740     997.57784294      B2         6.567635 %
B3      36242DMD2       998.79517928        1.21733068    5.46643426       6.68376494     997.57784861      B3         6.567635 %
B4      36242DME0       998.79517857        1.21732143    5.46642857       6.68375000     997.57785714      B4         6.567635 %
B5      36242DMF7       998.79514970        1.21730539    5.46640719       6.68371257     997.57784431      B5         6.567635 %
B6      36242DMG5       998.79518234        1.21732071    5.46642254       6.68374325     997.57786162      B6         6.567635 %
TOTALS                  975.48556550       40.88124571    2.59074790      43.47199362     935.30709712
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     CUSIP          Notional          Principal       Interest       Total         Notional                      Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
IIA2    36242DLS0       982.39601680       0.00000000      4.91198023     4.91198023     964.96891052     IIA2       6.000000 %
IIIA2   36242DLV3       982.41279031       0.00000000      4.91206385     4.91206385     965.00640077     IIIA2      6.000000 %
IVA2    36242DLY7       970.78212736       0.00000000      4.46559782     4.46559782     927.83404481     IVA2       5.520000 %
AX      36242DLZ4       997.64537839       0.00000000      7.06667214     7.06667214     995.27126595      AX        8.500000 %
----------------------------------------------------------------------------------------------------------------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                               Yanilka Fernandez
               JPMorgan Chase Bank, N.A. - Structured Finance Services
                               15th Floor, 4 NYP,
                            New York, New York 10004
                              Tel: (212) 623-4506
                              Fax: (212) 623-6214
                      Email: yanilka.x.fernandez@chase.com
                     ---------------------------------------

Sec. 4.01(ii)   Aggregate Schedule Principal Balance of Each Group of Mortgage Loans
                                        Group 1 Mortgage Loans                                                   16,802,911.47
                                        Group 2 Mortgage Loans                                                  123,173,574.47
                                        Group 3 Mortgage Loans                                                   81,148,060.50
                                        Group 4 Mortgage Loans                                                   92,334,447.78
                                        Group P Mortgage Loans                                                       40,811.70

Sec. 4.01(iii)  Available Distribution                                                                           15,257,420.57
                                        Aggregate Principal Distribution Amount                                  13,467,172.57
                                        Principal Prepayment Amount                                              13,068,765.71

Sec. 4.01(v)    Unscheduled Principal By Categories
                                        Payoffs                                                                  12,962,060.67
                                        Principal Prepayments                                                       106,705.04
                                        Liquidation Proceeds                                                              0.00
                                        Condemnation Proceeds                                                             0.00
                                        Insurance Proceeds                                                                0.00

Sec. 4.01(vi)   Interest Payment
                             Class IA1
                                                   Accrued and Paid for Current Month                            75,561.47
                                                   Accrued and Paid from Prior Months                                 0.00
                             Class IIA1
                                                   Accrued and Paid for Current Month                           347,931.92
                                                   Accrued and Paid from Prior Months                                 0.00
                             Class IIA2
                                                   Accrued and Paid for Current Month                           143,266.09
                                                   Accrued and Paid from Prior Months                                 0.00
                             Class IIA3
                                                   Accrued and Paid for Current Month                                 0.00
                                                   Accrued and Paid from Prior Months                                 0.00
                             Class IIIA1
                                                   Accrued and Paid for Current Month                           212,856.10
                                                   Accrued and Paid from Prior Months                                 0.00
                             Class IIIA2
                                                   Accrued and Paid for Current Month                           106,428.05
                                                   Accrued and Paid from Prior Months                                 0.00
                             Class IIIA3
                                                   Accrued and Paid for Current Month                                 0.00
                                                   Accrued and Paid from Prior Months                                 0.00
                             Class IVA1
                                                   Accrued and Paid for Current Month                           195,369.84
                                                   Accrued and Paid from Prior Months                                 0.00
                             Class IVA2
                                                   Accrued and Paid for Current Month                           434,855.45
                                                   Accrued and Paid from Prior Months                                 0.00
                             Class AX
                                                   Accrued and Paid for Current Month                             1,762.06
                                                   Accrued and Paid from Prior Months                                 0.00
                             Class B1
                                                   Accrued and Paid for Current Month                            23,828.19
                                                   Accrued and Paid from Prior Months                                 0.00
                             Class B2
                                                   Accrued and Paid for Current Month                             5,499.23
                                                   Accrued and Paid from Prior Months                                 0.00
                             Class B3
                                                   Accrued and Paid for Current Month                             2,744.15
                                                   Accrued and Paid from Prior Months                                 0.00
                             Class B4
                                                   Accrued and Paid for Current Month                             1,836.72
                                                   Accrued and Paid from Prior Months                                 0.00
                             Class B5
                                                   Accrued and Paid for Current Month                               912.89
                                                   Accrued and Paid from Prior Months                                 0.00
                             Class B6
                                                   Accrued and Paid for Current Month                             1,836.27
                                                   Accrued and Paid from Prior Months                                 0.00


Sec. 4.01(vii)  Servicing Fees
                                        Servicer Fee Paid                                                              68,118.12

Sec. 4.01(viii) Monthly Advances
                                        Current Period Advances                                                             0.00
                                        Current Period Reimbursed Advances                                                  0.00
                                        Aggregate Unreimbursed Advances                                                     0.00

Sec. 4.01(ix)   Advances by Master Servicer or Securities Administrator
                                        Current Period Advances                                                             0.00
                                        Current Period Reimbursed Advances                                                  0.00
                                        Aggregate Unreimbursed Advances                                                     0.00


Sec. 4.01(xi)                           Number of Outstanding Mortgage Loans                                                 738
                                        Balance of Outstanding Mortgage Loans                                     313,499,805.92

Sec. 4.01(xii)                                                Number and Balance of Delinquent Loans



                                                Group Totals
                                                                                          Principal
                                                Period                Number                Balance              Percentage
                                               0-29 days                 737           313,168,677.75                 99.89 %
                                               30-59 days                  0                     0.00                  0.00 %
                                               60-89 days                  0                     0.00                  0.00 %
                                               90-119 days                 0                     0.00                  0.00 %
                                               120+days                    0                     0.00                  0.00 %
                                                Total                    737           313,168,677.75                 99.89 %


Sec. 4.01(xii)                                 Number and Balance of Loans in Bankruptcy
                                               Group Totals
                                                                     Principal
                                                Number               Balance                Percentage
                                                    1              331,128.00                  0.11 %

Sec. 4.01(xii)                                 Number and Balance of Loans in Foreclosure
                                               Group Totals
                                                                     Principal
                                                Number               Balance                Percentage
                                                    0                    0.00                  0.00 %


Sec. 4.01(xiii)                                Number and Balance of REO Loans
                                               Group Totals
                                                                     Principal
                                                Number               Balance                Percentage
                                                  0                    0.00                  0.00 %

Sec. 4.01(xv)                           Aggregate Principal Payment
                                                              Scheduled Principal                                      398,406.86
                                                              Payoffs                                               12,962,060.67
                                                              Prepayments                                              106,705.04
                                                              Liquidation Proceeds                                           0.00
                                                              Condemnation Proceeds                                          0.00
                                                              Insurance Proceeds                                             0.00
                                                              Realized Losses                                                0.00

                                                              Realized Losses Group 1                                        0.00
                                                              Realized Losses Group 2                                        0.00
                                                              Realized Losses Group 3                                        0.00
                                                              Realized Losses Group 4                                        0.00
                                                              Realized Losses Group P                                        0.00
                                                              Realized Gains                                                 0.00

                                                              Realized Gains Group 1                                         0.00
                                                              Realized Gains Group 2                                         0.00
                                                              Realized Gains Group 3                                         0.00
                                                              Realized Gains Group 4                                         0.00
                                                              Realized Gains Group P                                         0.00

Sec. 4.01(xvi)                          Aggregate Amount of Mortgage Loans Repurchased                                       0.00

Sec. 4.01(xvii)                         Aggregate Amount of Shortfall Allocated for Current Period                           0.00
                                                              Class IA1                                                      0.00
                                                              Class IIA1                                                     0.00
                                                              Class IIA2                                                     0.00
                                                              Class IIA3                                                     0.00
                                                              Class IIIA1                                                    0.00
                                                              Class IIIA2                                                    0.00
                                                              Class IIIA3                                                    0.00
                                                              Class IVA1                                                     0.00
                                                              Class IVA2                                                     0.00
                                                              Class B1                                                       0.00
                                                              Class B2                                                       0.00
                                                              Class B3                                                       0.00
                                                              Class B4                                                       0.00
                                                              Class B5                                                       0.00
                                                              Class B6                                                       0.00
                                                              Class AX                                                       0.00

Sec. 4.01(xix) Group 1
                                        Senior Percentage 1                                                             97.9893 %
                                        Senior Prepayment Percentage 1                                                 100.0000 %

                                        Subordinate Percentage 1                                                         2.0107 %
                                        Subordinate Prepayment Percentage 1                                              0.0000 %

Sec. 4.01(xix) Group 2
                                        Senior Percentage 2                                                             97.9483 %
                                        Senior Prepayment Percentage 2                                                 100.0000 %

                                        Subordinate Percentage 2                                                         2.0517 %
                                        Subordinate Prepayment Percentage 2                                              0.0000 %

Sec. 4.01(xix) Group 3
                                        Senior Percentage 3                                                             97.9578 %
                                        Senior Prepayment Percentage 3                                                 100.0000 %

                                        Subordinate Percentage 3                                                         2.0422 %
                                        Subordinate Prepayment Percentage 3                                              0.0000 %

Sec. 4.01(xix) Group 4
                                        Senior Percentage 4                                                             97.9429 %
                                        Senior Prepayment Percentage 4                                                 100.0000 %

                                        Subordinate Percentage 4                                                         2.0571 %
                                        Subordinate Prepayment Percentage 4                                              0.0000 %

Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
